Exhibit 10.38

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 3

TO THE

SERVICES AGREEMENT

between

LONZA BIOLOGICS PLC

and

XCYTE THERAPIES INC

RELATING TO [**]

THIS AMENDMENT is made the 5th day of August 2003.

BETWEEN

1.	Lonza Biologics plc of 228 Bath Road, Slough, SL1 4DX, Berkshire, England (“LB”) and

2.	Xcyte Therapies Inc of 1124 Columbia Street, Suite 130, Seattle, Washington 98104, USA (“Customer”).

WHEREAS

A.	The parties have entered into an Agreement dated 6th June 2000 relating to the supply of Services (as therein defined), and

B.	The parties now wish to amend the terms of the Agreement

THEREFORE it is hereby agreed by and between the parties that the Agreement shall be amended as follows:—

1.	Stage 15 shall be added to Schedule 2 as follows:

15.0	“Stage 15— Additional Regulatory Services for [**]

15.1	Objectives

15.1.1 Respond to the FDA questions received by LB regarding [**] 02nd April 2003.

15.1.2 Prepare and submit the [**] for [**].

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15.2	Activities

15.2.1 Prepare and submit a draft of the responses to the FDA questions received on 02nd April 2003 to the Customer.

15.2.2 Agree any Customer comments and incorporate them into the responses.

15.2.3 Submit the responses to the FDA and provide a copy of the responses to the Customer.

15.2.4 Prepare and submit a draft of the [**] update for [**] to the Customer.

15.2.5 Agree any Customer comments and incorporate them into the update.

15.2.6 Submit the [**] update to the relevant authorities.

15.2	Timescale

Stage 20 shall be completed on submission of the responses to the FDA and submission of the [**] update to the relevant authorities”

2.	Schedule 3, Part 1 shall be amended as follows:

Stage	Description	Cost Price (UK £ sterling)
15	Additional Regulatory Services for [**]	£ [**]

3.	Schedule 3, Part 2 Price shall be amended as follows:

Stage	Payment
For Stage 15	[**] upon completion of Stage 15

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

As witness the hands of the duly authorized representatives of the parties hereto, the day and year first before written.

Signed by
for and on behalf of Xcyte Therapies Inc.	/s/ Ronald J. Berenson

Signed by
for and on behalf of Lonza Biologics plc	/s/ Judith Symes

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